                 AmeriCredit Automobile Receivables Trust 1999-A
                      Class A-1 4.980 % Asset Backed Notes
                      Class A-2 5.383 % Asset Backed Notes
                      Class A-3 5.740 % Asset Backed Notes
                      Class A-4 5.880 % Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:                          08/01/99
Monthly Period Ending:                             08/31/99

I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

       A.  Beginning of period Aggregate Principal Balance                                                             $628,889,495
                                                                                                                       ------------
       B.  Purchase of Subsequent Receivables                                                                                     0
                                                                                                                       ------------
       C.  Monthly Principal Amounts

           (1)   Collections on Receivables outstanding
                   at end of period                                                                       16,410,585
                                                                                                          ----------
           (2)   Collections on Receivables paid off
                   during period                                                                           5,857,915
                                                                                                          ----------
           (3)   Receivables becoming Liquidated Receivables
                   during period                                                                           5,537,673
                                                                                                          ----------
           (4)   Receivables becoming Purchased Receivables
                   during period
                                                                                                          ----------
           (5)   Cram Down Losses occurring during period
                                                                                                          ----------
           (6)   Other Receivables adjustments                                                               160,081
                                                                                                          ----------
           (7)   Less amounts allocable to Interest                                                       (9,171,228)
                                                                                                          ----------
           Total Monthly Principal Amounts                                                                               18,795,026
                                                                                                                       ------------
       D.  End of period Aggregate Principal Balance                                                                   $610,094,469
                                                                                                                       ============
       E.  Pool Factor                                                                                                   87.156357%
                                                                                                                       ============

II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                Class A-1     Class A-2     Class A-3     Class A-4       TOTAL
                                                                ---------     ---------     ---------     ---------       -----
       A.  Beginning of period Note Balance                    $43,355,940  $235,000,000  $130,000,000  $195,000,000   $603,355,940
       B.  Noteholders' Principal Distributable Amount          18,795,026             0             0             0     18,795,026
       C.  Noteholders' Accelerated Principal Amount             1,968,283             0             0             0      1,968,283
       D.  Accelerated Payment Amount Shortfall                     72,642             0             0             0         72,642
       E.  Note Prepayment Amount                                        0             0             0             0              0
       F.  Deficiency Claim Amount                                       0             0             0             0              0
                                                               --------------------------------------------------------------------

       G.  End of period Note Balance                          $22,519,989  $235,000,000  $130,000,000  $195,000,000   $582,519,989
                                                               ====================================================================
       H.  Note Pool Factors                                    16.085706%   100.000000%   100.000000%   100.000000%     83.217141%
                                                               ====================================================================


                                                                 1

III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

       A.  Beginning of period Pre-Funding Account balance                                                                      $0
                                                                                                                       ------------
       B.  Purchase of Subsequent Receivables                                                                      0
                                                                                                         -----------
       C.  Investment Earnings                                                                                     0
                                                                                                         -----------
       D.  Investment Earnings Transfer to Collections Account                                                     0
                                                                                                         -----------
       E.  Payment of Mandatory Prepayment Amount
                                                                                                         -----------
                                                                                                                                  0
                                                                                                                       ------------
       F.  End of period Pre-Funding Account balance                                                                             $0
                                                                                                                       ============
IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

       A.  Total Monthly Principal Amounts                                                                              $18,795,026
                                                                                                                       ------------
       B.  Required Pro-forma Security Balance                                                           549,085,022
                                                                                                        ------------
       C.  Pro-forma Security Balance (Assuming 100%
             Paydown of Total Monthly Principal Amounts)                                                 584,560,914
                                                                                                        ------------
       D.  Step-down Amount  (B. - C.)                                                                                            0
                                                                                                                       ------------
       E.  Principal Distributable Amount  (A.- D.)                                                                     $18,795,026
                                                                                                                       ============
V.     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

       A.  Beginning of period Capitalized Interest Account
              balance                                                                                                            $0
                                                                                                                       ------------
       B.  Monthly Capitalized Interest Amount                                                                     0
                                                                                                         -----------
       C.  Investment Earnings                                                                                     0
                                                                                                         -----------
       D.  Investment Earnings Transfer to Collections Account                                                     0
                                                                                                         -----------
       E.  Payment of Overfunded Capitalized Interest Amount                                                       0
                                                                                                         -----------
       F.  Payment of Remaining Capitalized Interest Account                                                       0
                                                                                                         -----------
                                                                                                                                  0
                                                                                                                       ------------
       G.  End of period Capitalized Interest Account balance                                                                    $0
                                                                                                                       ============

VI.    RECONCILIATION OF COLLECTION ACCOUNT:

       A.  Available Funds:

           (1)   Collections on Receivables during period
                   (net of Liquidation Proceeds)                                                         $22,268,500
                                                                                                        ------------
           (2)   Liquidation Proceeds collected
                   during period                                                                           2,687,767
                                                                                                        ------------
           (3)      Purchase Amounts deposited in Collection
                      Account
                                                                                                        ------------
           (4) (a)   Investment Earnings - Collection Account                                                 52,176
                                                                                                        ------------
               (b)   Investment Earnings - Transfer From
                       Prefunding Account                                                                          0
                                                                                                        ------------
               (c)   Investment Earnings - Transfer From
                       Capitalized Interest Account                                                                0
                                                                                                        ------------
           (5)   Collection of Supplemental Servicing Fees
               (a)   Extension Fees                                                                           95,661
                                                                                                        ------------
               (b)   Repo and Recovery Fees Advanced                                                         120,093
                                                                                                        ------------
               (c)   Other Fees                                                                              100,899
                                                                                                        ------------
           (6)   Monthly Capitalized Interest Amount                                                               0
                                                                                                        ------------
           (7)   Mandatory Prepayment Amount
                                                                                                        ------------
           Total Available Funds                                                                                         25,325,096
                                                                                                                       ------------
       B.  Distributions:

           (1)   Base Servicing Fee and Supplemental Servicing Fees
               (a)   Base Servicing Fee                                                                    1,179,168
                                                                                                        ------------
               (b)   Repo and Recovery Fees                                                                  120,093
                                                                                                        ------------
               (c)   Bank Service Charges                                                                     12,000
                                                                                                        ------------
               (d)   Other Fees                                                                              100,899
                                                                                                        ------------
           (2)   Agent fees                                                                                      417
                                                                                                        ------------
           (3)   Refunds of Overpayments paid by AFS                                                          22,404
                                                                                                        ------------
           (4)   Noteholders' Interest Distributable Amount
               (a)   Class A - 1                                                                             197,920
                                                                                                        ------------
               (b)   Class A - 2                                                                           1,159,588
                                                                                                        ------------
               (c)   Class A - 3                                                                             621,833
                                                                                                        ------------
               (d)   Class A - 4                                                                             955,500
                                                                                                        ------------
           (5)   Noteholders' Principal Distributable Amount
               (a)   Class A - 1                                                                          18,795,026
                                                                                                        ------------
               (b)   Class A - 2                                                                                   0
                                                                                                        ------------
               (c)   Class A - 3                                                                                   0
                                                                                                        ------------
               (d)   Class A - 4                                                                                   0
                                                                                                        ------------
           (6)   Security Insurer Premiums                                                                   191,965
                                                                                                        ------------
           Total distributions                                                                                           23,356,813
                                                                                                                       ------------
       C.  Excess Available Funds (or Deficiency Claim Amount)                                                            1,968,283
                                                                                                                       ------------
       D.  Noteholders' Accelerated Principal Amount                                                                     (1,968,283)
                                                                                                                       ------------
       E.  Deposit to Spread Account                                                                                             $0
                                                                                                                       ============

                                                                 2

VlI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

       A.  Excess Available Funds (VI.C.)                                                                 $1,968,283
                                                                                                        ------------
       B.  Pro Forma Security Balance (II.A.-II.B.)                                                      584,560,914
                                                                                                        ------------
       C.  Required Pro Forma Security Balance
           (90% x (I.D.+III.F.)                                                                          549,085,022
                                                                                                        ------------
       D.  Excess of Pro Forma Balance over Required Balance
           (B. - C.)                                                                                      35,475,892
                                                                                                        ------------
       E.  End of Period  Class A-1 Note Balance
           (before accel. payments)                                                                       24,560,914
                                                                                                        ------------
       F.  Greater of D. or E.                                                                            35,475,892
                                                                                                        ------------
       G.  Accelerated Principal Amount (lesser of  A. or F.)                                                            $1,968,283
                                                                                                                       ------------

VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

       A.  Pro Forma Security Balance                                                                   $584,560,914
                                                                                                        ------------
       B.  Required Pro Forma Security Balance                                                           549,085,022
                                                                                                        ------------
       C.  Excess of Pro Forma Balance over Required Balance
           (A. - B.)                                                                                      35,475,892
                                                                                                        ------------
       D.  End of Period  Class A-1 Note Balance
             (before accel. payments)                                                                     24,560,914
                                                                                                        ------------
       E.  Greater of C. or D.                                                                            35,475,892
                                                                                                        ------------
       F.  Excess Available Funds  (VI.C.)                                                                 1,968,283
                                                                                                        ------------
       G.  Investment Earnings on Collection Account                                                          52,176
                                                                                                        ------------
       H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                                             $33,559,785
                                                                                                                       ------------

IX.    RECONCILIATION OF SPREAD ACCOUNT:

       A.  Beginning of period Spread Account balance                                                                   $20,999,999
                                                                                                                       ------------
       B.  Additions to Spread Account
           (1)   Deposits from Collections Account (VI. E.)                                                        0
                                                                                                        ------------
           (2)   Investment Earnings                                                                          72,642
                                                                                                        ------------
           (3)   Deposits Related to Subsequent Receivables Purchases                                              0
                                                                                                        ------------
           Total Additions                                                                                                   72,642
                                                                                                                       ------------
       C.  Spread Account balance available for  withdrawals                                                             21,072,641
                                                                                                                       ------------
       D.  Requisite Amount of Spread Account
           (1)   Initial Spread Account Deposit                                                          $15,275,260
                                                                                                        ------------
           (2)   Subsequent Spread Account Deposits                                                        5,724,739
                                                                                                        ------------
           (3)   Total Initial & Subsequent Spread Account
                 Deposits (1)+(2)                                                                         20,999,999
                                                                                                        ------------
           (4)   $100,000                                                                                    100,000
                                                                                                        ------------
           (5)   1 1/2% of Original Pool Balance (total
                   deliveries)                                                                           $10,500,000
                                                                                                        ------------
           (6)   End of period Note Balance (before accel.
                   principal shortfall calc)                                                             582,592,631
                                                                                                        ------------
           (7)   Lesser of (5) or (6)                                                                     10,500,000
                                                                                                        ------------
           (8)   Floor Amount Greater of (4) or (7)                                                       10,500,000
                                                                                                        ------------
           (9)   Aggregate Principal Balance                                                             610,094,469
                                                                                                        ------------
           (10)  End of period Note Balance (before accel.
                   principal shortfall calc)                                                             582,592,631
                                                                                                        ------------
           (11)  Line (9) less line (10)                                                                  27,501,838
                                                                                                        ------------
           (12)  OC level  (11) / (9)                                                                          4.51%
                                                                                                        -------------
           (13)  13% less OC level, if OC level is greater
                   than 10%                                                                                     n/a
                                                                                                        -------------
           (14)  If OC level is equal to or greater than 10%,
                   Percent in (13) x End of Period Aggregate
                   Principal Balance                                                                            n/a
                                                                                                        -------------
           (15)  If OC level is less than 10%, 3% of Original
                   Pool Balance (total deliveries)                                                         20,999,999
                                                                                                        -------------
           (16)  15% of end of period Aggregate Principal
                   Balance if Trigger Date                                                                      n/a
                                                                                                        -------------
           Requisite Amount of Spread Account (either (3),
             (8), (14), (15), or (16) as applicable)                                                                     20,999,999
                                                                                                                       ------------
       E.  Withdrawals from Spread Account
           (1)   Priority First - Deficiency Claim Amount                                                          0
                                                                                                        ------------
           (2)   Priority Second through Third
                                                                                                        ------------
           (3)   Priority Fourth - Accelerated Payment Amount
                   Shortfall                                                                33,559,785
                                                                                          ------------
                   Accelerated Payment Amount Shortfall in
                     Excess of Requisite Amount                                                               72,642
                                                                                                        ------------
           (4)   Priority Fifth through Sixth
                                                                                                        ------------
           (5)   Priority Seventh - to Servicer
                                                                                                        ------------
           Total withdrawals                                                                                                 72,642
                                                                                                                       ------------
       F.  End of period Spread Account balance                                                                         $20,999,999
                                                                                                                       ------------


                                                                 3

X.     MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

       A.  Beginning of period number of Receivables                                                                         50,331
                                                                                                                       ------------
       B.  Number of Subsequent Receivables Purchased                                                                             0
                                                                                                                       ------------
       C.  Number of Receivables becoming Liquidated
             Receivables during period                                                                                          431
                                                                                                                       ------------
       D.  Number of Receivables becoming Purchased
             Receivables during period
                                                                                                                       ------------
       E.  Number of Receivables paid off during period                                                                         514
                                                                                                                       ------------
       F.  End of period number of Receivables                                                                               49,386
                                                                                                                       ============

XI.    STATISTICAL DATA:

       A.  Weighted Average APR of the Receivables                                                                           18.56%
                                                                                                                       ------------
       B.  Weighted Average Remaining Term of the Receivables                                                                 50.28
                                                                                                                       ------------
       C.  Average Receivable Balance                                                                                       $12,354
                                                                                                                       ------------
       D.  Aggregate Realized Losses                                                                                     $7,840,612
                                                                                                                       ------------


By:
              --------------------------------------
Name:         Preston A. Miller
              --------------------------------------
Title:        Executive Vice President and Treasurer
              --------------------------------------
Date:         September 1, 1999
              --------------------------------------

                                 AmeriCredit Automobile Receivables Trust 1999-A
                                      Class A-1 4.980 % Asset Backed Notes
                                      Class A-2 5.383 % Asset Backed Notes
                                      Class A-3 5.740 % Asset Backed Notes
                                      Class A-4 5.880 % Asset Backed Notes
                                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:          08/01/99
Monthly Period Ending:             08/31/99

                                                                Class A-1     Class A-2     Class A-3     Class A-4       TOTAL
                                                                ---------     ---------     ---------     ---------       -----
I.     MONTHLY PERIOD NOTE BALANCE CALCULATION:

       A.  Preliminary End of period Note Balance              $22,519,989  $235,000,000  $130,000,000  $195,000,000   $582,519,989
                                                               ---------------------------------------------------------------------
       B.  Deficiency Claim Amount                                       0             0             0             0              0
       C.  End of period Note Balance                          $22,519,989  $235,000,000  $130,000,000  $195,000,000   $582,519,989
                                                               =====================================================================
       D.  Note Pool Factors                                    16.085706%   100.000000%   100.000000%   100.000000%     83.217141%
                                                               ====================================================================

II.    RECONCILIATION OF SPREAD ACCOUNT:

       A.  Preliminary End of period Spread Account balance                                                             $20,999,999
                                                                                                                       ------------
       B.  Priority First - Deficiency Claim Amount from
             preliminary certificate                                                                                              0
                                                                                                                       ------------
       C.  End of period Spread Account balance                                                                         $20,999,999
                                                                                                                       ------------
X.     PERFORMANCE TESTS:

       A.  Delinquency Ratio
           (1)   Receivables with Scheduled Payment delinquent
                   more than 60 days at end of period                                                    $15,654,798
                                                                                                        ------------
           (2)   Purchased Receivables with Scheduled Payment
                   delinquent more than 60 days at end of period
                                                                                                        ------------
           (3)   Beginning of period Principal Balance                                                   628,889,495
                                                                                                        ------------
           (4)   Delinquency Ratio (1)+(2) divided by (3)                                                                      2.49%
                                                                                                                       ------------
           (5)   Previous Monthly Period Delinquency Ratio                                                                     1.92%
                                                                                                                       ------------
           (6)   Second previous Monthly Period Delinquency Ratio                                                              1.54%
                                                                                                                       -------------
           (7)   Average Delinquency Ratio (4)+(5)+(6) divided by 3                                                            1.98%
                                                                                                                       -------------
           (8)   Compliance (Delinquency Test Failure is a
                   Delinquency Ratio equal to or greater than 5.00%)                                                         yes
                                                                                                                        ------------
       B.  Cumulative Default Rate
           (1)   Defaulted Receivables in Current Period                                                  $5,716,077
                                                                                                        ------------
           (2)   Cumulative Defaulted Receivables Including
                   Defaulted Receivables in Current Period                                                24,680,261
                                                                                                        ------------
           (3)   Original Pool Balance                                                                   699,999,967
                                                                                                        ------------
           (4)   Cumulative Default Rate (2) divided by (3)                                                                   3.53%
                                                                                                                       -----------
           (5)   Compliance (Default Test Failure is a Cumulative
                   Default Rate equal to or greater than 11.81%.)                                                           yes
                                                                                                                       -----------


                                                                 1

       C.  Cumulative Net Loss Rate
           (1)   Receivables becoming Liquidated Receivables
                   during period                                                                          $5,537,673
                                                                                                        ------------
           (2)   Purchased Receivables with Scheduled Payment
                   delinquent more than 30 days at end of period
                                                                                                        ------------
           (3)   Cram Down Losses occurring during period
                                                                                                        ------------
           (4)   Liquidation Proceeds collected during period                                             (2,687,767)
                                                                                                        ------------
           (5)   Net Losses during period (1)+(2)+(3)-(4)                                                  2,849,906
                                                                                                        ------------
           (6)   Net Losses since Initial Cut-off Date
                   (Beginning of Period)                                                                   4,990,706
                                                                                                        ------------
           (7)   CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY
                   DELINQUENCIES (5) + (6) DIVIDED BY (9)                                                                     1.12%
                                                                                                                       ------------
           (8)   50% of Receivables with Scheduled Payment
                   delinquent more than 90 days at end of period                                           3,806,021
                                                                                                        ------------
           (9)   Original Aggregate Principal Balance plus
                   Pre-Funded Amount as of the Closing Date                                              700,000,000
                                                                                                        ------------
           (10)  Cumulative Net Loss Rate (5)+(6)+(8)
                   divided by (9)                                                                                             1.66%
                                                                                                                       ------------
           (11)  Compliance (Net Loss Test Failure is a Net
                   Loss Rate equal to or greater than 6.75%.)                                                               yes
                                                                                                                       ------------
       D.  Extension Rate
           (1)   Principal Balance of Receivables extended
                   during current period                                                                 $10,500,193
                                                                                                        ------------
           (2)   Beginning of Period Aggregate Principal Balance                                         628,889,495
                                                                                                        ------------
           (3)   Extension Rate (1) divided by (2)                                                                            1.67%
                                                                                                                       ------------
           (4)   Previous Monthly Extension Rate                                                                              0.98%
                                                                                                                       ------------
           (5)   Second previous Monthly Extension Rate                                                                       0.57%
                                                                                                                       ------------
           (6)   Average Extension Rate (3)+(4)+(5)
                   divided by 3                                                                                               1.07%
                                                                                                                       ------------
           (7)   Compliance (Extension Test Failure is an
                   Extension Rate equal to or greater than 4%.)                                                             yes
                                                                                                                       ------------

XI.    DELINQUENCY:

       A.  Receivables with Scheduled Payment delinquent
           (1)   31-60 days                                                            #         3,983    $51,348,416         8.16%
                                                                                          -----------------------------------------
           (2)   61-90 days                                                                        959     12,175,282         1.94%
                                                                                          -----------------------------------------
           (3)   over 90 days                                                                      274      3,479,516         0.55%
                                                                                          -----------------------------------------
           Receivables with Scheduled Payment delinquent
             more than 30 days at end of period                                                  5,216    $67,003,214        10.65%
                                                                                          =========================================


By:
              --------------------------------------
Name:         Preston A. Miller
              --------------------------------------
Title:        Executive Vice President and Treasurer
              --------------------------------------
Date:         September 3, 1999
              --------------------------------------


                                                                 2